Q2Power Technologies, Inc.
Vision & Mission Statement
April / May 2016

Forward Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Such forward-looking statements include projections. Such projections were not prepared in accordance with public guidelines of the American Institute of Certified Public Accountants regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Q2Power. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Q2Power to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

The views expressed are those of Q2Power and are based on currently available information. Estimates and projections contained herein have been prepared by Q2Power and involve significant elements of subjective judgment and analysis and are based on certain assumptions. No representation nor warranty, expressed or implied, is made as to the accuracy or completeness of the information contained in this document, and nothing contained herein is, or shall be relied upon, as a promise or representation, whether as to the past or the future. The projections are not intended to follow generally accepted accounting principles. Neither our accountants nor our legal counsel have compiled, audited, prepared, or contributed to the projections or the underlying assumptions. None of these parties express an opinion with respect to the projections. You are cautioned not to place undue reliance on these forward-looking statements.

Except for ongoing obligations of Q2Power to disclose material information under the federal securities laws, Q2Power does not undertake any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Global Vision, Critical Mission

- Become the leader in providing **total waste management solutions** for small-scale:
    - Waste Water Treatment Plants
    - Commercial / Farm Anaerobic Digesters
    - Industrial Facilities generating waste fuels

- Build "Resource Ecosystems" -- critical steps towards the inevitable decentralization of $75 BB waste management industry in the US.

- Become an agent of change and global leader in transformational shift from "wasteful" to "resourceful".

Resource Ecosystem for Organic Wastes



Organic Wastes: Waste Water, Municipal Waste, Industrial Waste Fuels, Farm Manure & Plant Residual – all under-utilized resources
1 Enabling Technologies: Q2P's current scalable, modular, combined heat & power (CHP) system.
Heat & Electricity
Organic Wastes
Biogas (rich in methane)
Organic Compost
Waste Preparation
Anaerobic Digestion
Digestate
Stabilization/Curing/Dewatering
3. Core Facilities: Q2P seeks to partner with municipal Waste Water Treatment Plants - build enterprise value through "capital light" market strategies.
2. Co-Product Networks: Q2P seeks to work with companies that create valuable co-products like engineered soils from "sludge"

Experienced, Proven Leadership



Kevin Bolin
Chairman of the Board

- Executive Chairman of the Board and interim CEO of Alter NRG (2009-2015)
- Former CEO, President and Director of EnerTech Environmental
- Industrial Advisor to EQT Infrastructure (2013-present)



Scott Whitney
Director

- CEO of Liberty Tire Recycling
- Former CEO of Greenwood Energy
- 25 years at Covanta Energy (Nasdaq: CVA),
- President of Covanta Holding Corporation's European group



Christopher Nelson
CEO, Director

- Led the spin-off of Q2P, secured $3.6M in early stage funding
- Managing Director of GreenBlock Capital
- Former President and General Counsel of Cyclone Power
- Former M&A/SEC attorney with Greenberg Traurig



Joel Mayersohn
Director

- Partner at Roetzell & Andress
- Experience securities attorney advising public many companies
- Led multiple IPOs, pipe financings, mergers, and other venture backed transactions



Sudheer Pimputkar
Chief Technology Officer

- Served at for 30+ years at Battelle Memorial Institute as Research Leader of Energy Systems Group
- Former Chief Technology Officer of Accent Energy
- Ph.D. and M.S., Mechanical Engineering from Cornell University



Michelle Murcia
Chief Financial Officer

- Former CFO of TechColumbus, a technology incubator
- Former Director of Corporate Finance at Battelle Memorial Institute.

Milestones

We believe efficient utilization of new funding can elevate Q2P to be a company with materially higher valuation over the following 12-18 months by achieving the following key milestones:

TEAM

Complete recruitment of top tier Directors and partners to provide Q2P with the skill sets to execute its business plan

- Focus on people with proven track records in power, co-products, waste water and anaerobic digestion
- Develop SOPs for operational excellence of enterprise and acquisitions

SALES

Complete commercialization of current Combined Heat & Power technology, demonstrate viability through sales to customers in strategic regions

- Generate revenue from equipment sales; develop recurring revenue model for power, heat & waste disposal
- Build manufacturing and service foundation for scale-up in 2017

STRATEGICS

Partner with companies that have developed technologies and regional business infrastructures to expand co-product offerings

- Add annualized revenue from operations of new business lines; develop organic growth strategies
- Create cross-marketing links between power and co-products lines of business.

MARKET

Secure strategic partnerships and banking agreements to complete next round of funding in 2017 and Nasdaq up-listing

- Focus on revenue, balance sheet strength and requirements for up-listing
- Create liquidity in market; grow shareholder base

* Projections for discussion purposes; actual results may vary materially based on risks provided in the Company's SEC filings.

Prime Target Market – Waste Water Treatment Plants

Q2P's prime target – small-scale **Waste Water Treatment Plants** (WWTP) that utilize **Anaerobic Digestion** (AD).

- ✓ 400 prime targets - under 20 million gallons per day (MGD), do not currently utilize their waste methane for power or heat.
- ✓ Most send their bio-solids (sludge) to landfills (over 40% of WWTP ops costs).
- ✓ Over-looked by established waste management and waste-to-power companies -- too small for traditional, easy solutions.

5 MDG WWTP utilizing AD



1200+ WWTPs in the US use AD – 25% are our target customers


Vancouver
Winnipeg
Montana
Wyoming
Nevada
Utah
Colorado
Nebraska
United States
Arizona
Phoenix
San Diego
Ottawa
Toronto
Montreal
Maine
New Brunswick
Vermont
New Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
District of Columbia
Carolina
San Antonio
Monterrey
Gulf of California
Gulf of Mexico

Customer Value: "Win-Win"

Q2POWER

We seek to provide a <u>total waste solution</u> for our customers by:

- ✓ Reducing operating costs from 10% to 20%
- ✓ Eliminating regulatory liabilities of flaring methane and landfilling bio-solids
- ✓ Allowing them to become a sustainable "green" facility

This strategy is expected to build solid enterprise value for Q2P by:

- ✓ Generating ≈**$600,000 in annualized recurring revenue*** from each WWTP customer
- ✓ Recognizing **gross profits > 40% ***
- ✓ Becoming integral to the sustainability of small WWTPs + capture a material portion of this underserved market
- ✓ Creating the economies of scale, infrastructure and networks for the growing commercial and farm AD markets
- ✓ Expanding into other profitable, horizontal markets

* Projections for discussion purposes; actual results may vary materially based on risks provided in the Company's SEC filings.

Executing the Vision

Q2P's Resource Ecosystem provides a "total waste solution" for small scale WWTPs. Ideally, this is deployed as a package; however, initial sales may be expedited through a "land and expand" approach:

1. Enabling Technology

a) Address immediate power and heat issues for WWTP's AD through the sale of Q2P's current CHP technology.

b) **Sales cycle can be shortened by utilizing PPA-type financing: charge the WWTP only for the electricity and heat created – Zero Capital Cost Option.**

c) Utilize the foothold established through sales of CHP technology to provide expanded "total solution" offerings.



Land Customer
Expand Solutions
Heat & Electricity
Biogas (rich in methane)
Anaerobic Digestion
Digestate
Engineered Soils
Organic Compost
Waste Hauling

2. Co-Product Network

a) Contract with WWTP to handle their sludge disposal.

b) Contract with hauling companies to remove sludge and local composters to processes to our specs.

c) Partner with identified and established technology companies and regional business networks to increase value of sludge into Organic Compost and Engineered Soils

d) Build local demand and generate sales – sell back to towns, cities and municipalities where sludge is created.

Initial Enabling Technology – Modular CHP System

Q2P's scalable, containerized system to convert waste fuels into heat and power:


WARNING
Q2POWER




Q2POWER

<u>Waste Fuel Destruction:</u> clean and complete (99.9%) combustion of gas or liquid fuels.

<u>Can handle</u>: virtually any off-spec or waste fuel, and high variations in quality and quantity without pre-treatment.

<u>Power Conversion:</u> Q2P's core technology – an external heat engine using an efficient steam cycle converts thermal energy into mechanical power.

<u>Can handle</u>: wide variations in operating temps, fuel quality, and electrical loads.

<u>Modular and Containerized</u>: Assembled at Q2P's facility; reduces costs and time to installation; capable of 10kW to 50kW (now), scalable to 200kW (within 12 months) in modular units.

Heat recapture built into the systems' condensing and water recycling components.

Q2P installed its first pilot site in mid-2015 at an Ohio WWTP

- Approx. 5-10 million gallons / day of sewage
- Uses inefficient boilers running on natural gas to maintain temperature in the AD tank.

Q2P's Solution:

- Beta 10kW unit to produce power; plan to scale-up output.
- Second phase - heat recovery to replace facility's boilers.
- **Value to the WWTP can exceed $40,000 per year in operational cost reductions**


Methane flare
where biogas is
destroyed
Anaerobic digester
where methane is
produced


Q2POWER
Q2P's small footprint system placed
directly in front of anaerobic digester

Horizontal Markets for CHP Unit – Industrial Fuel / Chemical Producer

Customer and Problems:

Q2P's current customer produces industrial process gas.

Creates significant volume of used fuels which must be picked-up by a commercial waste hauler

EPA regulations limit volume and type of waste fuels they can use/produce

Q2P's Solution:

Provide 10+kW of renewable power (to be delivered in Q2 2016)

Eliminates Tens of $1,000s/year in disposal costs with payback < 2 years

Reduce regulatory burdens and liabilities



Customer's Fuel Production System

Value Proposition - Modular, Scalable, Easily Adaptable

Through our unique technology, Q2P can provide distributed power to smaller customers at large-scale per-unit costs. We are "right-sizing" solutions to fit our customers' problems.

Our technology is cost effective at smaller scale because of these elements:

1. Simple Engine Design
2. Broad Fuel Quality Capability w/o Pre-Treatment
3. Fuel Quantity and Pressure Robustness
4. Clean Emission External Combustion
5. On-site, mobile construction



$5 / kW
Costs ($/kW)
$2 / kW
Capstone Turbine Corporation
Ener-Core's technology increases quality of methane to use in Dresser Rand gas turbines (250kW to 2MW), but again, fixed technology costs require economies of scale.
GE Jenbacher and Siemens provide larger scale systems – from 500 kW to multi-MW. At these larger scales, per kW costs can get down as low as $2.
ENER-CORE
Q2POWER
SIEMENS
Only Q2 and Capstone Turbine can address smaller power sources; but Q2P can do it at per kW costs that rival large systems by GE and Siemens.
50 kW
1 MW
2 MW
3 MW
Size of System (Power Output)

Co-Product Regional Networks

To provide our WWTP customers with a <u>total waste solution</u>, Q2P will deploy technologies and proprietary processes that convert sludge from ADs into valuable co-products to be sold through regional networks.

In doing so, we can help our customers further reduce operating costs, create value from their problematic waste, and provide major public benefits.


Engineered Soils
Organic Compost

Identified Expertise and Strategic Alliance Opportunity:

Q2P has identified companies that convert AD sludge into high-end compost and engineered soils for water and nutrient retention.

- **Expertise –** seasoned business run by respected leaders and pioneers in the industry.
- **Composting Assets –** ownership and affiliations with compost and soil blending facilities throughout the US.
- **Replicable, Scalable Model**: over 1000 composting facilities in the US and several major distribution partners, which represents a significant opportunity for expanding sales networks for high-end compost and engineered soils

- ✓ **Co-Product** solutions include composting, engineered soils and nutrient separation, all of which convert residual sludge from AD and other waste streams into higher-value products.
- ✓ **Cut Costs**: Co-product production can lower waste processing costs by up to 20% for the customer, and greatly enhance the economics of AD operation.
- ✓ **No Waste:** Virtually all of the input waste stream into a composting or engineered soils facility will be converted into a valuable, marketable product (vs. being landfilled).
- ✓ **Reduce Liability**: Co-product production can convert sludge from a WWTP to Class A material (land application and food production) as defined by the U.S. EPA.

Co-Product Value: Engineered Soils





Engineered soils from solid waste can be developed for nutrient and water retention, lightweight rooftop uses, urban traffic conditions, and many other specific requirements.

<u>Margins on sales of engineered soils can be 30% to 40%</u> - sold through landscape engineers and back to the municipalities.





Economic Value of Q2P Resource Ecosystem for WWTPs

Q2POWER

Based on: 10 MGD WWTP / 30kW CHP Unit / 25 ton-day sludge	Est. Annual Revenue to Q2P
Electrical Production	$18,000
Heat Generation	$30,000
Bio-Solids Tipping Fees (net of contracted services)	$30,000
Co-Products Sale	$605,000
TOTAL ANNUAL REVENUE FROM WWTP ECOSYSTEM:	**$683,000**
Cost of Equipment per Year (w/ maintenance – 7 years)	$22,000
Cost of Co-Product Production	$360,000
TOTAL GROSS PROFIT PER WWTP ECOSYSTEM PER YEAR:	**$301,000 (44%)**

Total estimated annual cost savings for WWTP: $30,000 - $50,000, plus:

- ✓ Regulatory compliance
- ✓ Reduced carbon footprint
- ✓ Energy efficiency
- ✓ Beneficial reuse of waste
- ✓ Enhanced facility capacity
- ✓ Positive public relations

Margin supports growth

* Projections for discussion purposes; actual results may vary materially based on risks provided in the Company's SEC filings.

AD Sector Growth in the US – Not Just WWTPs

Q2POWER

Anaerobic Digestion is expected to play a bigger part in sustainable waste management strategies in the future in the US

The foundation Q2P can establish with "low hanging fruit" WWTPs expected to expand dramatically in the future:

Now

- 1,200 US WWTPs use AD; 200+ farms and commercial operations
- 10s of 1000s of commercial AD in Europe (20 years ahead of US)

Future

- **DOE prediction: 11K+ AD facilities in the US over next decade**
- California leading states in banning landfilling of organic waste

Trends

- **Smaller in scale, closer to waste generators / cities**
- **Dry-waste AD – food/plant feedstocks – more widespread**

Expanding the Ecosystems to Broader Base of Customers

Q2POWER

With Q2P's solutions, economics for Anaerobic Digestion (AD) proliferation become much stronger.

- Partnering with or acquiring AD facilities and technologies
- Expand CHP and co-products offerings
- Create another strong revenue stream



Major step towards waste decentralization: Small-scale dry-waste ADs like these are expected to become widespread in the US over the next decade.

Identified Expertise and Strategic Alliance Opportunity:

- Multiple state-of-art AD facilities – "dry" feedstocks such as food and plant waste.
- Possible license or acquisition of underlying technology or right to purchase operating, cash-flowing facilities.
- 1000's more like this expected to be developed over following decade – a major growth opportunity.



Competition

Q2P vision of producing scalable, technology based Ecosystems to manage waste and produce value reuse products for the vast majority of customers -- "right sizing solutions" -- is different from other leading companies in the sector.

Sector Type	Leading Companies	Distinctions
Waste Management Companies	Waste Management, Browning Ferris, Republic	• Focused on capturing large waste streams to deliver to landfills. • Focused on economies of scale which requires large facilities far away from the generators of the waste. • Lower emphasis on new technologies. • Q2P focused on smaller-scale, distributed applications, deploying new tech.
Waste Transformation Companies	Covanta, Veolia	• Focused on capturing large waste streams and converting into mostly energy through waste to power technologies. • Focused on economies of scale and require large volumes of waste and very high capital costs. • Technology focus is on improving their combustion facility's performance.
Technology-Centric Waste to Energy Companies	Harvest Power, Cambi, Bioferm	• Focus on a dedicated customer's facility, one technology, and typically do not integrate multiple waste streams. • Customers tend to be large host facilities generating large waste streams to be economic – capital intensive. • These companies would be Q2P's biggest competitors – but almost all are privately-held companies.